UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2009

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri		63901
(Address of principal executive offices)		(Zip Code)

        Registrant's telephone number, including area code:    (573) 778-1800

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 29, 2009, Southern Missouri Bancorp, Inc. (the "Company"), the parent corporation of Southern Missouri Bank and Trust Co., issued a press release announcing its results for the third quarter of fiscal 2009. A copy of the press release, including unaudited condensed consolidated financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)            Exhibits

99.1	Press release dated April 29, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: May 4, 2009	By: /s/ Greg A. Steffens Greg A. Steffens President

EXHIBIT INDEX

Exhibit No.                                            Description

99.1	Press Release dated April 29, 2009